                                                                   Exhibit 10.19

                                August 13, 1999


CB Corredores de Bolsa, S.A.
Apoquindo 3039
Piso 9
Las Condes, Santiago
CHILE

     Re: Establishment of Brokerage Arrangement
         --------------------------------------


Gentlemen:

     This Agreement sets forth our agreement and understanding, entered into as of the date shown above (the "Effective Date"), regarding the establishment of a arrangement whereby Web Street Securities, Inc. ("Web Street") will be the on-line broker for customers of CB Corredores de Bolsa, S.A. ("CB") trading U.S. equities or options from Chile and CB will be the exclusive affiliate of Web Street in Chile, as is more fully described below.

     1.     Establishment of CB Customer Accounts
            -------------------------------------

     (a) On or after the Effective Date, CB Customers will procure and submit to Web Street Web Street's account application (with required signature[s]) and standard arbitration agreement and other paperwork customarily required of Web Street customers. CB Customers will complete and submit to Web Street any other paperwork reasonably required by Web Street including, without limitation I.R.S. Forms W-8 and W-9 (where applicable), and other documentation which may be incidental to the foreign national status of a Web Street customers. It is understood that CB Customers will not have trading authority until all documentation and paperwork required as set forth above has been satisfactorily completed and received by Web Street, in its sole discretion. For the purposes of this Agreement, "CB Customers" is understood to include all individuals and corporations opening Web Street accounts who are residents of Chile and entities affiliated with Chilean residents or corporations (referred to collectively as the "Territory"). The parties will negotiate in good faith with respect to adding other countries to the "Territory" as defined here.

     (b) CB agrees that, for the term hereof, CB will direct all of its customers desiring to trade U.S. equities or options to Web Street, and Web Street agrees that it will enter into no other agreements with Chilean broker firms making Web Street's site and facilities available to customers wishing to trade equities or options.

     2.     Maintenance af CB Customer Accounts; Commission Allocation,
            ------------------------------------------------------------

     CB Customer Accounts will be maintained according to the following procedures and protocols:


     (1) For CB Customers desiring to fund their accounts by depositing local funds directly to CB, CB will maintain an internal account with Web Street in U.S. dollars solely for the purpose of funding such CB customer accounts. For such CB customer accounts, CB will notify Web Street by e-mail or fax to debit CB's internal Web Street account and credit the CB Customer's account. CB Customers may wire funds and transfer securities directly to their Web Street account.

     (2) Orders for trades made by CB Customers shall be placed in any manner available to other Web Street customers, i.e., on-line (via the Internet) or by telephone through a Web Street trader. Orders received outside market hours (being 9:30 a.m. to 4.00 p.m. Eastern U.S. time) will be placed at the opening or as near the opening of the applicable marker as is practicable the next business day.

     (3) CB will have access to all Web Street services (subject to any technological limitations beyond Web Street's control), including stock quotes, research, news and portfolio management capabilities, as well as 24 hours/day, 7 days/week telephone access to customer service representatives (see Exhibit A for a listing of Web Street features and resources available as of the date hereof).

     (4) All charges for CB Customers account activity shall be made according to the Web Street commission schedule as in effect from time to time. Web Street will provide reasonable advance notice to CB of any changes to the commission schedule. (The commission schedule in effect at the date hereof is attached as Exhibit B.)

     (5) All CB Customers will have the benefit of the same insurance coverage for loss due to broker-dealer or clearing corporation insolvency or liquidation as other Web Street customers, including SIPC insurance up to an aggregate of $500,000 ($100,000 cash and $400,000 securities). Additional such coverage which applies to Web Street customers as of the date hereof is set forth in the attached Exhibit C.

     (6) CB Customers will have the ability to purchase options and to purchase securities on margin according to the same terms and conditions as other Web Street customers, subject to CB's and Web Street's approval and Clearing Firm requirements. The Clearing Firm will be responsible for the extension of credit under Regulation T of the Federal Reserve and NASD Article III, Section 30, Appendix A. All margin calls issued to CB Customers shall be met within twenty-four (24) hours. Web Street and CB agree that any uncollected customer debits ("Margin Loss") will be ************** between the parties. With respect TO CB's share of any Margin Losses, Web Street will notify CB of any such Margin Loss, and after three business days following delivery of such notice, Web Street shall have authority to transfer funds out of the CB internal account, and to charge CB, to satisfy CB's share of the Margin Loss.

     (7) As is customary in the United States, CB Customers' securities will be held electronically by Web Street's Clearing Firm. CB Customers may request the delivery of certificates.

     (8) All notices and other written materials required or permitted to be prepared and submitted by CB or CB Customers shall include complete and accurate English language versions or translations, as applicable and otherwise as required under U.S. Securities laws and regulations. Translations of originally English language documents into Spanish (including the Web Street web site) shall be made at the ************* expense of CB and Web Street. CB shall be responsible for all printing, advertising and other marketing costs and expenses in the "Territory" (as defined in 1 (a)); and CB shall be responsible for any errors in any such translation and shall indemnify and defend Web Street for all losses, costs, damages, etc. incurred by Web Street and arising from any such errors.

     (9) All clearing functions, including order tickets, time stamps, confirmations and statement generation shall be conducted by the Clearing Firm or such other clearing operation (including Web Street, should it become self-clearing) as Web Street may in its sole discretion designate. Other than in the case of Web Street becoming self-clearing, CB, for itself and its customers, waives any claim it may have against Web Street, its officers, directors, shareholders, employees, agents, successors in interest and legal representatives for loss or damage resulting from any clearing company errors or omissions; provided that Web Street agrees to devote its best efforts to resolving all issues with the Clearing Firm (including market makers) to the satisfaction of the CB customer.

     (10) Web Street will promptly forward to CB weekly Clearing Firm reports relating to transactions involving CB Customers.

***** This information is omitted pursuant to a confidential treatment request filed with the SEC.

                                       3
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 4



     (11) Web Street will promptly forward all confirmations to CB Customers and will promptly forward to CB all monthly statements for CB Customer accounts with activity and quarterly statements for all such accounts.

     (12) The Clearing Firm will be the "direct inquirer" for CB Customers under Rule 17f-1 (Lost and Stolen Securities) as promulgated by the SEC under the Act.

     (13) Web Street will answer or seek diligently to obtain answers and to comply with CB Customer complaints regarding activities for which Web Street has responsibility.

     (14) The Clearing Firm shall be responsible for actions required in connection with dividends, interest, redemptions, reorganizations, tenders, exchanges or warrant offers for all CB Customer accounts.

     (15) It is understood and agreed that all transactions conducted pursuant to this Agreement will take place and be denominated in U.S. currency. Web Street shall not have any responsibility for currency losses incurred by CB or any CB Customer resulting from the conversion of local currency into dollars, or the repatriation of funds to the Territory or for any other reason.

     (16) Revenues on trades executed for CB Customers shall be divided in the manner set forth in the attached Exhibit D.

     (17) Web Street acknowledges and agrees that CB will have no responsibility for any customer losses attributable to Web Street system failures or outages.

     3.     Responsibilities of CB.
            -----------------------

     (1) CB will work jointly with Web Street in establishing a unique destination on CB's web site -- CB-Web Street.com -- which will be a co-branded site including translations into Spanish. The site design will be completed by CB, at CB's expense with final approval by Web Street; and the co-branded portion of the site will be housed with Web Street utilizing Web Street's servers.

     (2) CB will forward to Web Street all completed new account documentation (including new account agreements, margin agreements, option agreements, and Forms W-8 and W-9 [where applicable]) which have been submitted to CB or CB Customers.

     (3) CB will provide Web Street copies of any complaints received by CB that relate to the Clearing Firm or Web Street within twenty-four hours after receipt.

                                       4
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 5


     (4) CB will furnish its customers with the required prospectus, when applicable, including supplements, amendments, option prospectus and disclosure documents, and when making sales of underwriting securities shall comply with all NASD rules. Web Street, or its Clearing Firm, will provide such documents to CB.

     4.     Joint Marketing.
            ---------------

     Web Street hereby grants a royalty-free license to CB to use, reproduce and display the name "Web Street" and variations thereof (hereinafter referred to as the "Web Street Marks"), as follows:

     (a) The grant of license shall be co-terminous with the term of this Agreement.

     (b) The grant of license shall be exclusive with respect to use of the Web Street Marks in the Territory only. No use of the Web Street Marks outside the Territory is contemplated or agreed to.

     (c) CB will display a Web Street logo service mark (with "sm" superscript) in a prominent position on the joint CB-Web Street website.

     (d) Included in the grant of license herein is the right to use Web Street advertising and promotional materials (hereinafter referred to as the "Web Street Materials") in the Territory.

     (e) CB will provide and be responsible for all translations into Spanish of Web Street Materials. CB will provide Web Street with copies of all Web Street Materials used by CB; and CB will obtain Web Street's advance written approval of CB's uses of any Web Street Mark and/or Web Street Materials. CB will indemnify, defend and hold Web Street harmless for any violations of law resulting from CB's use of Web Street Marks or Web Street Materials in the Territory.

     5.     Miscellaneous.
            -------------

     (a) Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors in interest and permitted assigns.

     (b) Assignment. Because of the personal nature of the performance hereunder, the parties agree that the rights, obligations, and performances required hereunder shall not be transferred or assigned without the express written consent of the parties hereto.

                                       5


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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 6


     (c) Notices. All notices required or permitted under this Agreement shall be in writing and personally delivered or sent by facsimile transmission as follows:

     If to Web Street             c/o:  John V. Hackett
                                  at:   Web Street.com, Inc.
                                        510 Lake Cook Road - 4th Floor
                                        Deerfield, IL 60015
                           Facsimile:   (847) 267-9295

     If to CB                     c/o:  Henry Rudnick Van de Wyngard
                                        or Mauricio Lillo Chavez
                                  at:   CB Corredores de Bolsa, S.A.
                                        Apoquindo 3039
                                        Piso 9
                                        Las Condes, Santiago
                                        CHILE
                            Facsimile   562 230 0522

          or such other address as either party may from time to time designate to the other by notice duly given.

     (d) Survival. All covenants, representations, warranties and indemnities made or given under this Agreement shall survive the termination hereof.

     (e) Entire Agreement: Amendment. This Agreement contains the entire understanding of the parties, and supersedes any prior agreements or understandings, with respect to the transactions contemplated by this Agreement. This Agreement may be amended only with the express written consent of the parties hereto.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state, and the parties agree that any dispute arising hereunder shall be decided either in the Northern District of Illinois or the Circuit Court of Cook County, Illinois.

     (g) Partial Invalidity. In the event any part or parts of this Agreement are found to be invalid, illegal or unenforceable in any respect, it is the intent of the parties that a court so finding shall revise or modify the provisions hereof found to be invalid, illegal or unenforceable, and the remaining provisions hereof shall nevertheless be valid and binding with the same force and effect as if the invalid, illegal or unenforceable part or parts were originally deleted.

                                       6
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 7



     (h) Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

     (i) Expenses. Each party hereto will pay all of its own costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

     (j) Multiple Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original hereof, and all of which taken together shall be considered one and the same instrument.

     (k) No Authority to Bind. Neither Web Street nor CB shall have the authority to bind the other, other than as expressly provided for herein.

     6.     Term and Termination.
            ---------------------

     The initial term of this Agreememt shall be three (3) years ("Initial Term"). This Agreement shall automatically renew on each anniversary of the Effective Date; provided that, after the Initial Term, this Agreement may be canceled at any time by either party upon ninety (90) days prior written notice. In the event of a cancellation, CB will assist the Clearing Firm and Web Street in making an orderly transition. Upon cancellation, the parties shall pay all amounts owed to the other or to the Clearing Firm.

     This agreement is subject to the condition and therefore will become effective after the approval of the Superintendencia de Valores y Seguros de Chile.


                                      7
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 8



     If the foregoing accurately reflects the agreement and understanding of CB, please so indicate by signing below.


                                       Web Street, Inc.


                                       By: /s/ Joseph Fox
                                           -----------------
                                               Joseph Fox
                                               CEO


ACKNOWLEDGED AND AGREED;

CB Corredores de Bolsa, S.A.

By: /s/ Mauricio Lillo Chavez          /s/ Jose Gregorio Valdes Correa
    ----------------------------       ---------------------------------
        Mauricio Lillo Chavez              Jose Gregorio Valdes Correa
        General Manager                    Director


Dated: August 18, 1999


                                       8
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 9

                                   EXHIBIT A

                         Web Street Securities, Inc.

                                   Features
                                   --------

 .    A real-time trading pit to monitor stocks, options and mutual funds and check balances and positions;

 .    6 - 10 seconds executions on most market orders;

 .    Online "pop-up" and mailed confirmations;

 .    Flat $14.95 per online trade;

 .    Free online trades of 1,000 or more NASDAQ shares of more than $2 per share;

 .    Free (not real-time) monitoring of 10 separate Watchlists of up to 10 positions each;

 .    FREE Baseline company profiles that include company histories, market trends and individual stock movements;

 .    FREE Real Time balances and positions; and free real-time quotes;

 .    Optional Live Self Updating Real Time Quotes;

 .    Free charts and research; and

 .    Free news

                                       9
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 10


                                   EXHIBIT B

                          Web Street Securities, Inc.

                              Commission Schedule
                              -------------------


--------------------------------------------------------------------------------------------------------
Trades Executed Via the Internet
--------------------------------------------------------------------------------------------------------
Any listed stock trade, any size                                          $14.95
--------------------------------------------------------------------------------------------------------
NASDAQ Stock Trade under 1,000 shares                                     $14.95
--------------------------------------------------------------------------------------------------------
NASDAQ Stock Trades 1,000 shares or more*                                 FREE
--------------------------------------------------------------------------------------------------------
Equity and Index Options                                                  $14.95 plus
                                                                          $1.75 per contract
--------------------------------------------------------------------------------------------------------
 *On stocks trading over $2.00 per share. For stocks trading $2.00 and under per share, $14.95.
--------------------------------------------------------------------------------------------------------
Trades Executed Via a Live Representative
--------------------------------------------------------------------------------------------------------
Any listed stock trade, any size                                          $24.95
--------------------------------------------------------------------------------------------------------
NASDAQ Stock Trade under 1,000 shares**                                   $24.95
--------------------------------------------------------------------------------------------------------
NASDAQ Stock Trades 1,000 shares** or more                                $24.95
--------------------------------------------------------------------------------------------------------
Equity and Index Options                                                  $24.95 plus
                                                                          $1.75 per contract
--------------------------------------------------------------------------------------------------------
Bonds -- government, municipals, corporate                                Contact a Web Street
                                                                          Account Executive
                                                                          for pricing
--------------------------------------------------------------------------------------------------------
**On stocks trading over $2.00 per share. For stocks trading $2.00 and under per share, $24.95 plus one cent per share.
--------------------------------------------------------------------------------------------------------
Margin Rates
--------------------------------------------------------------------------------------------------------
0-4,999                                                                    2% above broker call
--------------------------------------------------------------------------------------------------------
5,000 - 9,999                                                              1 3/4% above broker call
--------------------------------------------------------------------------------------------------------
10,000 - 14,999                                                            1 1/2% above broker call
--------------------------------------------------------------------------------------------------------
15,000 - 19,999                                                            1 1/4% above broker call
--------------------------------------------------------------------------------------------------------
20,000 - 24,999                                                            1% above broker call
--------------------------------------------------------------------------------------------------------
25,000 and higher                                                          3/4% above broker call*
--------------------------------------------------------------------------------------------------------
 Broker call as quoted in Wall Street Journal
--------------------------------------------------------------------------------------------------------

 *over $100,000 rate is negotiable

                                      10
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 11


                                  EXHIBIT C

                         Web Street Securities, Inc.

                              Insurance Coverage
                              ------------------


     Web Street is a member of SIPC (Securities Investor's Protection Corporation). SIPC insures the first $500,000 of each customer account ($100,000 cash; $400,000 securities). Individual accounts are additionally protected by Web Street Securities, through Asset Guaranty Insurance Company, up to $100 million.

                                       11
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CB Corredores de Bolsa, S.A.
August 13, 1999
Page 12


                                  EXHIBIT D

                         Web Street Securities, Inc.

                      Transaction Costs and Fee Structure
                      -----------------------------------


Ticket Charges -- Web Street currently pays to U.S. Clearing a charge of $8.00 U.S. for the clearing of any size equity transaction. This includes both market and limit orders. Web Street currently pays to U.S. Clearing a charge of $8.50 U.S. plus an additional $1.25 per contract for all options transactions.

Transaction Revenues -- Web Street charges $14.95 commissions on all equity transactions. Web Street charges no commissions on NASDAQ trades of 1,000 or more if the stock is priced over $2.00. Both market and limit orders. Web Street charges $14.95 plus $1.75 per contract on option trades.

Order Flow Rebates -- Street currently receives the following rebates on NASDAQ stock trades:

     $.025 per share on NASDAQ stock priced over $2.00.
     $.01 per share on NASDAQ stock priced $1.01 to $2.00.

Revenue Sharing -- Web Street and CB will ***** gross profits *******. For these purposes, Gross profit will be agreed to consist of:

     Total Transaction Revenues plus Order Flow Rebates less Ticket Charges.

CB's share of gross profits will be paid, to an account identified by CB, no later than the 15th calendar day following the close of the "trading month." The "trading month" ends on the Tuesday preceding the last Friday of each calendar month.

****** This information is omitted pursuant to a confidential treatment request filed with the SEC.

                                     -12-